CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 7, 2020, relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020 relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 7, 2020

Appendix A

• Prudential Government Money Market Portfolio	• ProFund VP Consumer Goods
• Prudential Diversified Bond Portfolio	• ProFund VP Financials
• Prudential Equity Portfolio (Class I)	• ProFund VP Health Care
• Prudential Value Portfolio (Class I)	• ProFund VP Industrials
• Prudential High Yield Bond Portfolio	• ProFund VP Mid-Cap Growth
• Prudential Stock Index Portfolio	• ProFund VP Mid-Cap Value
• Prudential Global Portfolio	• ProFund VP Real Estate
• Prudential Jennison Portfolio (Class I)	• ProFund VP Small-Cap Growth
• Prudential Small Capitalization Stock Portfolio	• ProFund VP Small-Cap Value
• T. Rowe Price International Stock Portfolio	• ProFund VP Telecommunications
• T. Rowe Price Equity Income Portfolio (Equity Income Class)	• ProFund VP Utilities
• Invesco V.I. Core Equity Fund (Series I)	• ProFund VP Large-Cap Growth
• Janus Henderson VIT Research Portfolio (Institutional Shares)	• ProFund VP Large-Cap Value
• Janus Henderson VIT Overseas Portfolio (Institutional Shares)	• AST Bond Portfolio 2020
• MFS® Research Series (Initial Class)	• AST Jennison Large-Cap Growth Portfolio
• MFS® Growth Series (Initial Class)	• AST Bond Portfolio 2021
• American Century VP Value Fund (Class I)	• Wells Fargo VT International Equity Fund (Class 1)
• Franklin Small-Mid Cap Growth VIP Fund (Class 2)	• Wells Fargo VT Omega Growth Fund (Class 1)
• Prudential Jennison 20/20 Focus Portfolio (Class I)	• AST Bond Portfolio 2022
• Davis Value Portfolio	• AST Quantitative Modeling Portfolio
• AB VPS Large Cap Growth Portfolio (Class B)	• AST BlackRock Global Strategies Portfolio
• Prudential SP Small Cap Value Portfolio (Class I)	• Wells Fargo VT Opportunity Fund (Class 1)
• Janus Henderson VIT Research Portfolio (Service Shares)	• AST Prudential Core Bond Portfolio
• SP Prudential U.S. Emerging Growth Portfolio (Class I)	• AST Bond Portfolio 2023
• Prudential SP International Growth Portfolio (Class I)	• AST MFS Growth Allocation Portfolio
• AST Goldman Sachs Large-Cap Value Portfolio*	• AST Western Asset Emerging Markets Debt Portfolio
• AST Cohen & Steers Realty Portfolio	• AST MFS Large-Cap Value Portfolio
• AST J.P. Morgan Strategic Opportunities Portfolio	• AST Bond Portfolio 2024
• AST T. Rowe Price Large-Cap Value Portfolio	• AST AQR Emerging Markets Equity Portfolio
• AST High Yield Portfolio	• AST ClearBridge Dividend Growth Portfolio
• AST Small-Cap Growth Opportunities Portfolio	• AST Multi-Sector Fixed Income Portfolio
• AST WEDGE Capital Mid-Cap Value Portfolio	• AST AQR Large-Cap Portfolio
• AST Small-Cap Value Portfolio	• AST QMA Large-Cap Portfolio
• AST Mid-Cap Growth Portfolio	• AST Bond Portfolio 2025
• AST Hotchkis & Wiley Large-Cap Value Portfolio	• AST T. Rowe Price Growth Opportunities Portfolio
• AST Loomis Sayles Large-Cap Growth Portfolio	• AST Goldman Sachs Global Growth Allocation Portfolio
• AST MFS Growth Portfolio	• AST T. Rowe Price Diversified Real Growth Portfolio

• AST Neuberger Berman/LSV Mid-Cap Value Portfolio	• AST Prudential Flexible Multi-Strategy Portfolio
• AST BlackRock Low Duration Bond Portfolio	• AST Franklin Templeton K2 Global Absolute Return Portfolio
• AST QMA US Equity Alpha Portfolio	• AST Managed Equity Portfolio
• AST T. Rowe Price Natural Resources Portfolio	• AST Managed Fixed Income Portfolio
• AST T. Rowe Price Asset Allocation Portfolio	• AST FQ Absolute Return Currency Portfolio
• AST MFS Global Equity Portfolio	• AST Jennison Global Infrastructure Portfolio
• AST J.P. Morgan International Equity Portfolio	• AST PIMCO Dynamic Bond Portfolio
• AST Templeton Global Bond Portfolio	• AST Legg Mason Diversified Growth Portfolio
• AST Wellington Management Hedged Equity Portfolio	• AST Bond Portfolio 2026
• AST Capital Growth Asset Allocation Portfolio	• AST AB Global Bond Portfolio
• AST Academic Strategies Asset Allocation Portfolio	• AST Goldman Sachs Global Income Portfolio
• AST Balanced Asset Allocation Portfolio	• AST Morgan Stanley Multi-Asset Portfolio
• AST Preservation Asset Allocation Portfolio	• AST Wellington Management Global Bond Portfolio
• AST Fidelity Institutional AM℠ Quantitative Portfolio	• AST Neuberger Berman Long/Short Portfolio
• AST Prudential Growth Allocation Portfolio	• AST Wellington Management Real Total Return Portfolio
• AST Advanced Strategies Portfolio	• AST QMA International Core Equity Portfolio
• AST T. Rowe Price Large-Cap Growth Portfolio	• AST Managed Alternatives Portfolio
• AST Government Money Market Portfolio	• AST Emerging Managers Diversified Portfolio
• AST Small-Cap Growth Portfolio	• AST Columbia Adaptive Risk Allocation Portfolio
• AST BlackRock/Loomis Sayles Bond Portfolio	• Blackrock Global Allocation V.I. Fund (Class III)
• AST International Value Portfolio	• JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
• AST International Growth Portfolio	• AST Bond Portfolio 2027
• AST Investment Grade Bond Portfolio	• NVIT Emerging Markets Fund (Class D)
• AST Western Asset Core Plus Bond Portfolio	• AST Bond Portfolio 2028
• AST Bond Portfolio 2019	• AST Bond Portfolio 2029
• AST Cohen & Steers Global Realty Portfolio	• AST American Funds Growth Allocation Portfolio
• AST Parametric Emerging Markets Equity Portfolio	• AST Bond Portfolio 2030
• AST Goldman Sachs Small-Cap Value Portfolio	• AST BlackRock 80/20 Target Allocation ETF Portfolio
• AST AllianzGI World Trends Portfolio	• AST BlackRock 60/40 Target Allocation ETF Portfolio
• AST J.P. Morgan Global Thematic Portfolio	• AST Dimensional Global Core Allocation Portfolio
• AST Goldman Sachs Multi-Asset Portfolio	• ProFund VP Consumer Services